Exhibit 24(b)(13):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 28 day of Nov., 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carolyn M. Johnson

Carolyn M. Johnson, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michelle Matarazzo                            Second Witness Signs:  /s/ Wanda Lueken

Printed name of witness:  Michelle Matarazzo                        Printed name of witness:  Wanda Lueken

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 28, 2016.

Personally Appeared Carolyn M. Johnson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 29th day of November, 2016 my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Alain M. Karaoglan

Alain M. Karaoglan, Director

Notary

State of New York

County of New York

On the 29th day of November in the year 2016, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public	/s/ Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 29 day of November, 2016 my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director

Notary

State of New York

County of New York

On the 29th day of November in the year 2016, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public	/s/ Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 22nd day of Nov, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Susan McNamara                                Second Witness Signs:  /s/ Jill Johnson

Printed name of witness:  Susan McNamara                            Printed name of witness:  Jill Johnson

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 22, 2016

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 22 day of November, 2016 my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director

Notary

State of New York

County of New York

On the 22nd day of November in the year 2016, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 2 day of December, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 30 day of November, 2016 my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David P. Wiland

David P. Wiland, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, Christopher J. Madin, J. Neil McMurdie, Megan A. Huddleston, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133944	333-203649
033-59261	333-33914	333-101481	333-196391	333-203650
033-59263	333-57218	333-111684	333-196392	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 21st day of November, 2016 my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Diana Blackman                                                                       Signature of Witness #1
Diana Blackman                                                                            Printed or typed name of Witness #1
5780 Powers Ferry Road                                                              Address of Witness #1
Atlanta, GA 30327

/s/ Wendy Waterman                                                                    Signature of Witness #2
Wendy Waterman                                                                         Printed or typed name of Witness #2
5780 Powers Ferry Road                                                              Address of Witness #2
Atlanta, GA 30327